OTHER FINANCIAL ITEMS	6 Months Ended
Jun. 30, 2023
Other Financial Items [Abstract]
OTHER FINANCIAL ITEMS	OTHER FINANCIAL ITEMS
Other financial items, net comprise of the following items:

	Six months ended
(in thousands of $)	June 30, 2023	June 30, 2022
Net cash movement on non-designated derivatives and swap settlements	2,877	(1,692)
Net (loss)/gain in fair value movements of non-designated derivatives	(5,571)	12,718
Change in allowance for expected credit losses	402	582
Other items	(1,754)	(1,525)
Total other financial items, net	(4,046)	10,083

The net movement in the fair values of non-designated derivatives and net cash payments thereon relate to non-designated, terminated or de-designated interest rate swaps and cross currency interest rate swaps. Changes in the fair values of the effective portion of interest rate swaps that are designated as cash flow hedges are reported under "Other comprehensive income".

The Company recognizes, among other things, a measurement of expected credit losses for financial assets held at the reporting date, based on historical experience, current conditions and reasonable supportable forecasts. (See also Note 18: Allowance for Expected Credit Losses).

Other items in the six months ended June 30, 2023 include a net loss of $1.7 million arising from foreign currency translations (in the six months ended June 30, 2022: loss of $1.3 million). Other items included in other financial items include bank charges and fees relating to loan facilities.